Supplement to the
Fidelity® Cash Management Funds:
Prime Fund, Tax-Exempt Fund,
and Treasury Fund - Capital Reserves Class
December 30, 2009
Prospectus

After the close of business on Wednesday, June 30, 2010, shares of Treasury Fund are available to new accounts. Accordingly, the first paragraph in the "Fund Summary" section under the heading "Purchase and Sale of Shares" on page 13, the first paragraph in the "Shareholder Information" section on page 20 and the first paragraph under the heading "Buying Shares" on page 20 is no longer applicable.

DMFR-10-01  June 25, 2010
1.480142.124

Supplement to the
Fidelity® Cash Management Funds:
Prime Fund, Tax-Exempt Fund,
and Treasury Fund - Daily Money Class
December 30, 2009
Prospectus

After the close of business on Wednesday, June 30, 2010, shares of Treasury Fund are available to new accounts. Accordingly, the first paragraph in the "Fund Summary" section under the heading "Purchase and Sale of Shares" on page 13, the first paragraph in the "Shareholder Information" section on page 20 and the first paragraph under the heading "Buying Shares" on page 20 is no longer applicable.

DMFI-10-01  June 25, 2010
1.480141.123

Supplement to the
Fidelity® Cash Management Funds:
Treasury Fund - Advisor B Class and Advisor C Class
December 30, 2009
Prospectus

After the close of business on Wednesday, June 30, 2010, shares of Treasury Fund are available to new accounts. Accordingly, the first paragraph in the "Fund Summary" section under the heading "Purchase and Sale of Shares" on page 5 and 6, the first paragraph in the "Shareholder Information" section on page 11 and the first paragraph under the heading "Buying Shares" on page 11 is no longer applicable.

Effective after the close of business on September 1, 2010 (the "Effective Date"), Class B shares will be closed to new accounts and additional purchases by existing shareholders. After the Effective Date, shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired after that date pursuant to an exchange or distribution reinvestment) until they automatically convert to Daily Money Class shares under the existing conversion schedule. Existing shareholders of Class B shares may continue to exchange their Class B shares for Class B shares of other Fidelity funds that offer Advisor classes of shares until they convert to Daily Money Class shares. Existing Class B shareholders may also continue to add to their accounts through the reinvestment of dividends and capital gain distributions (including through the Directed Dividends® Option) until their conversion dates.

After the Effective Date, any purchase orders for Class B shares (other than for an exchange or a distribution reinvestment) received by a fund will be deemed to be a purchase order for Daily Money Class shares of the fund.

After the Effective Date, the Reinstatement Privilege will no longer be offered for Class B shares.

All other Class B share features, including but not limited to distribution and service fees, contingent deferred sales charges (CDSC), and conversion features, will remain unchanged.

The following supplements information under the "Fund Distribution" section on page 22.

6. (Applicable to Class B only) From the Fidelity Advisor 403(b) program.

DMFB/DMFC-10-02  June 25, 2010
1.480136.126